SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 4, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-2)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                    13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313


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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-2 REMIC Pass-Through Certificates.

     On March 26, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2004) as of March 1, 2004 of $336,329,180.92. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of March 1, 2004 was 665. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of March 1, 2004 was 5.994%. The weighted average remaining term to stated maturity of the mortgage loans as of March 1, 2004 was 357.70 months. All mortgage loans have original maturities of at least 25 but no more than 30 years. None of the mortgage loans were originated prior to March 1, 2002 or after March 1, 2004. The weighted average original term to stated maturity of the mortgage loans as of March 1, 2004 was 359.63 months.

     None of the mortgage loans has a scheduled maturity later than March 1, 2034. Each mortgage loan had an original principal balance of not less than $68,053, nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $3,764,239 as of March 1, 2004 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of March 1, 2004 was 68.6%. No more than $3,308,970 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 95% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 39% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 1;

      2.    such mortgage loan had a scheduled principal balance of $134,759;

      3. the loan-to-value ratio of such mortgage loan, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the loan-to-value ratio of such mortgage loan, without taking into account the loanable value of the pledged additional collateral, is 100%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. Discount loans will consist of mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $318,194,870 and $18,134,311, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 6.018% and 5.572%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 357.72 months and 357.39 months, respectively.

      The following tables set forth information regarding the mortgage loans as of March 1, 2004.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  1                         $    356,669

2003                                414                          206,168,533

2004                                250                          129,803,979


Total                               665                         $336,329,181
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     583                         $300,371,661

Multi-family Dwellings*              15                            7,613,398

Townhouses                           14                            6,458,437

Condominium Units (one to four       25                           10,146,657
stories high)

Condominium Units (over four          6                            3,445,964
stories high)

Cooperative Units                    22                            8,293,064


Total                               665                         $336,329,181
                                    ===                         ============
-----------
*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            650                         $328,715,783

2-family                             15                            7,613,398


Total                               665                         $336,329,181
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   11                         $  1,153,507

$150,000 through $199,999             5                              929,419

$200,000 through $249,999             3                              652,509

$250,000 through $299,999             3                              774,752

$300,000 through $349,999            29                            9,870,172

$350,000 through $399,999           145                           55,095,967

$400,000 through $449,999           107                           45,353,171

$450,000 through $499,999           107                           51,205,901

$500,000 through $549,999            56                           29,390,170

$550,000 through $599,999            50                           28,844,151

$600,000 through $649,999            44                           27,675,505

$650,000 through $699,999            31                           21,251,155

$700,000 through $749,999            12                            8,758,161

$750,000 through $799,999            14                           10,950,827

$800,000 through $849,999            13                           10,772,407

$850,000 through $899,999             5                            4,383,964

$900,000 through $949,999            10                            9,341,169

$950,000 through $999,999            18                           17,926,274

$1,000,000 and over                   2                            2,000,000


Total                               665                         $336,329,181
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000% - 5.500%                      15                         $  6,011,812

5.501% - 6.000%                     433                          221,030,447

6.001% - 6.500%                     206                          104,387,723

6.501% - 7.000%                      11                            4,899,199


Total                               665                         $336,329,181
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    194                         $102,426,934

65.001% - 75.000%                   173                           86,036,720

75.001% - 80.000%                   287                          144,101,289

80.001% - 85.000%                     6                            2,322,325

85.001% - 90.000%                     3                              982,600

90.001% - 95.000%                     2                              459,313


Total                               665                         $336,329,181
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,484,812
Arizona                               7                            3,199,511
Arkansas                              1                              361,640
California                          320                          163,969,761
Colorado                              7                            3,587,624
Connecticut                           6                            2,933,929
Delaware                              4                            1,561,437
District of Columbia                  2                              966,257
Florida                              21                           10,240,570
Georgia                              14                            6,345,717
Hawaii                                1                              623,379
Idaho                                 1                              998,097
Illinois                             16                            7,361,558
Indiana                               2                              575,193
Kentucky                              1                              749,235
Maryland                             41                           22,614,190
Massachusetts                        24                           12,191,369
Michigan                              5                            2,289,553
Minnesota                             1                              468,194
Missouri                             13                            6,966,376
Montana                               2                            1,167,762
Nevada                                4                            1,661,291
New Hampshire                         2                              981,967
New Jersey                           16                            8,928,241
New Mexico                            2                            1,024,965
New York                             56                           25,744,858
North Carolina                       13                            7,521,677
Ohio                                  4                            1,471,100
Oregon                                1                              478,965
Pennsylvania                          6                            2,525,777
South Carolina                        2                              943,397
Tennessee                             4                            2,213,793
Texas                                13                            7,848,527
Utah                                  1                              816,863
Virginia                             39                           17,877,786
Washington                            7                            4,048,629
Wyoming                               1                              585,181


Total                               665                         $336,329,181
                                    ===                         ============

                         DISTRIBUTION BY FICO SCORES AND
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

FICO score                                             Loan-to-value ratio
----------                                             -------------------
                    65.00%        65.001%-      75.001%-     80.001%-      85.001%-      90.001%-
                   and below      75.000%       80.000%      85.000%       90.000%       95.000%      All loans
                   ---------      -------       -------      -------       -------       -------      ---------
Less than 620        1.26%         0.33%         0.11%        0.13%         0.18%         0.00%         2.00%
620 - 649            1.12          0.80          0.77         0.00          0.00          0.00          2.69
650 - 699            8.76          4.38          7.22         0.35          0.14          0.00         20.85
700 - 749           10.76          8.61         13.08         0.16          0.54          0.13         33.28
750 - 799           16.30          8.26         14.74         0.18          0.29          0.30         40.08
800 and above        0.43          0.19          0.35         0.00          0.00          0.15          1.11


Total               38.62%        22.56%        36.27%        0.82%         1.16%         0.57%       100.00%
                    ======        ======        ======        =====         =====         =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 4, 2004